UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  December 7, 2006
(date of earliest event reported)

KeyCorp Student Loan Trust 2006-A

KEY CONSUMER RECEIVABLES LLC
(Exact name of registrant as specified in its charter)
Delaware	333-135860	34-1938746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4910 Tiedeman Road, 6th Floor Brooklyn, Ohio 44144
(Address of Principal Executive Offices) (Zip Code)
(216) 813-7738
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Thompson Hine LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-135860) in connection with various transactions.  Legal opinions by Thompson Hine LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of Thompson Hine LLP as to legality (including consent of such firm).

8.1

Opinion of Thompson Hine LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of Thompson Hine LLP (included in Exhibit 5.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY CONSUMER RECEIVABLES LLC

By: _/s/Krista C. Neal________________

       Name:  Krista C. Neal

       Title:    Treasurer

Dated:  December 7, 2006

EXHIBIT INDEX

    Exhibit No.

Description

Page No.

5.1

Opinion of Thompson Hine LLP as to legality.

8.1

Opinion of Thompson Hine LLP as to certain tax matters.

23.1

Consent of Thompson Hine LLP (included in Exhibit 5.1 and Exhibit 8.1).